UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 16, 2006
(Date of earliest event reported)
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangements of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Exhibits
SIGNATURE
Exhibit Index
Credit Agreement
Indenture
Registration Rights Agreement
Indenture
Form of Warrants
Registration Rights Agreement
Intercreditor Agreement
Transition Services Agreement
Consent of Independent Registered Public Accounting Firm
Text of Press Release dated 6/16/06
Text of Press Release dated 6/21/06
Financial Statements
Unaudited Pro Forma Consolidated and Combined Financial Information

Item 1.01. Entry into a Material Definitive Agreement.
On June 16, 2006, Libbey Inc. (“Libbey”) completed its previously announced acquisition from Vitro, S.A. de C.V. (“Vitro”) of Vitro’s 51% equity interest in Crisa Libbey S.A. de C.V., a Mexican sociedad anónima de capital variable, Vitrocrisa Holding, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable (limited liability company), Vitrocrisa S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable, Vitrocrisa Comercial, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and Crisa Industrial, L.L.C., a Delaware limited liability company (collectively the “Acquired Companies” or “Crisa”), bringing Libbey’s ownership in Crisa to 100% (the “Crisa Acquisition”). On June 16, 2006, Libbey also completed its previously announced refinancing of substantially all of its existing indebtedness and of Crisa’s existing indebtedness (the “Refinancing”), as described below.
Second Amendment to Crisa Purchase Agreement
On June 16, 2006, Libbey’s wholly-owned subsidiaries Libbey Mexico, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable, Libbey Europe B.V., a Netherlands besloten vennootschap met beperkte aansprakelijkheid (limited liability company) (“Libbey Europe”), and LGA3 Corp., a Delaware corporation (collectively, the “Purchasers”), entered into a Limited Waiver and Second Amendment (the “Second Amendment”) to the Purchase Agreement, dated April 2, 2006 (as amended, the “Crisa Purchase Agreement”), as amended by the First Amendment to the Crisa Purchase Agreement, dated May 31, 2006, with Vitro, Crisa Corporation, a Delaware corporation (together with Vitro, the “Sellers”), and the Acquired Companies. Libbey joined in the Second Amendment for purposes of guaranteeing obligations of the Purchasers under the Crisa Purchase Agreement.
Pursuant to the Second Amendment, the Sellers agreed, among other things, to (1) waive a closing condition regarding the release of Vitro from certain third-party guarantees of Crisa and, in connection therewith, extend beyond June 16, 2006 the obligations of the Purchasers to terminate certain of Vitro’s guarantees with respect to Crisa’s third-party contractual obligations; and (2) extend the due date for certain intercompany payables owing by Crisa to Vitro from January 15, 2007 to January 15, 2008. In addition, the Purchasers agreed, pursuant to the Second Amendment, that the amount of intercompany payables to be forgiven by Vitro would be reduced from $2,500,000 to $400,000 and that Libbey would guarantee Crisa’s obligations under certain contracts, including the lease agreement relating to a distribution center located on the Plant I Real Property (as defined in the Crisa Purchase Agreement).
Transition Services Agreement
On June 16, 2006, in connection with the closing of the Crisa Acquisition, the Acquired Companies entered into a Transition Services Agreement (the “Transition Services Agreement”) with Vitro, whereby Vitro agreed to provide operations, technology, management and other services to Crisa for up to three years. A copy of the Transition Services Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
ABL Facility
On June 16, 2006, Libbey Glass Inc., a wholly owned subsidiary of Libbey (“Libbey Glass”), and Libbey Europe, each as a borrower, entered into a Credit Agreement (the “ABL Facility”) for borrowings of up to $150 million, subject to the exercise of a commitment increase feature and certain borrowing base restrictions, with Libbey, as a loan guarantor, the other loan parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent with respect to the U.S. Loans, J.P. Morgan Europe Limited, as

Administrative Agent with respect to the Netherlands Loans, LaSalle Bank Midwest National Association, as Syndication Agent, Wells Fargo Foothill, LLC and Fifth Third Bank, as Co-Documentation Agents, and J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger. A copy of the ABL Facility is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.
All borrowings under the ABL Facility are secured by a first priority security interest in (i) substantially all assets of (A) Libbey Glass and (B) substantially all of Libbey Glass’s present and future direct and indirect domestic subsidiaries, (ii) (A) 100% of the stock of Libbey Glass, (B) 100% of the stock of substantially all of Libbey Glass’s present and future direct and indirect domestic subsidiaries, (C) 100% of the non-voting stock of substantially all of Libbey Glass’s first-tier present and future foreign subsidiaries and (D) 65% of the voting stock of substantially all of Libbey Glass’s first-tier present and future foreign subsidiaries, and (iii) substantially all proceeds and products of the property and assets described in clauses (i) and (ii) of this sentence. Additionally, borrowings by Libbey Europe under the ABL Facility are (a) secured by a first priority security interest in (i) substantially all of the assets of Libbey Europe, the parent of Libbey Europe and certain of its subsidiaries, (ii) 100% of the stock of Libbey Europe and certain subsidiaries of Libbey Europe, and (iii) substantially all proceeds and products of the property and assets described in clauses (i) and (ii) of this sentence.
Floating Rate Senior Secured Notes
On June 16, 2006, Libbey Glass closed its previously announced private placement of $306 million aggregate principal amount of floating rate senior secured notes due 2011 (the “Senior Secured Notes”).
The Senior Secured Notes are governed by an Indenture, dated June 16, 2006 (the “Senior Secured Notes Indenture”), between Libbey Glass, Libbey, the Subsidiary Guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee. A copy of the Senior Secured Notes Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Payments under the Senior Secured Notes are secured by a second priority security interest, subject to permitted liens, in the collateral that secures all of the indebtedness of Libbey Glass and Libbey Europe under the ABL Facility. The collateral securing the Senior Secured Notes does not include the assets of Libbey Glass subsidiaries that secure the ABL Facility but are not guarantors under the Senior Secured Notes Indenture.
In connection with the sale of the Senior Secured Notes, Libbey Glass and Libbey entered into a registration rights agreement, dated June 16, 2006 (the “Senior Secured Notes Registration Rights Agreement”), with the subsidiary guarantors under the Senior Secured Notes Indenture and the Initial Purchasers of the Senior Secured Notes. A copy of the Senior Secured Notes Registration Rights Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.
16% Senior Subordinated Secured Pay-in-Kind Notes and Warrants
On June 16, 2006, Libbey Glass and Libbey closed their previously announced private placement of units consisting of $102 million aggregate principal amount of 16% senior subordinated secured pay-in-kind notes due 2011 (the “PIK Notes”) and detachable warrants to purchase 485,309 shares of Libbey common stock (the “Warrants”). The Warrants are exercisable at a price of $11.248 per share of Libbey common stock. A copy of the Warrant is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated by reference herein.
The PIK Notes are governed by an Indenture, dated June 16, 2006 (the “PIK Indenture”), between Libbey Glass, Libbey, the Subsidiary Guarantors party thereto and Merrill Lynch PCG, Inc (the “Unit Purchaser”). A copy of the PIK Indenture is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein.
Payments under the PIK Notes are secured by a third priority security interest, subject to permitted liens, in the collateral that secures all of the indebtedness of Libbey Glass and Libbey Europe under the ABL Facility. The collateral securing the PIK Notes does not include the assets of Libbey Glass subsidiaries that secure the ABL Facility but are not guarantors under the PIK Indenture.
In connection with the sale of the Warrants, Libbey entered into a registration rights agreement, dated June 16, 2006 (the “Warrant Registration Rights Agreement”), with the Unit Purchaser. A copy of the Warrant Registration Rights Agreement is filed as Exhibit 4.8 to this Current Report on Form 8-K and is incorporated by reference herein.
Intercreditor Agreement
On June 16, 2006, Libbey Glass entered into an intercreditor agreement (the “Intercreditor Agreement”) with the collateral agent under the ABL Facility, the trustee for the holders of the Senior Secured Notes, the Unit Purchaser and the loan parties party thereto. The Intercreditor Agreement governs the relative priorities (and certain other rights) of the lenders under the ABL Facility, the holders of the Senior Secured Notes and the holders of the PIK Notes in respect of the collateral. A copy of the Intercreditor Agreement is filed as Exhibit 4.9 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Crisa Acquisition
On June 16, 2006, pursuant to the terms of the Crisa Purchase Agreement, the Purchasers closed the acquisition of the Sellers’ 51% interest in the Acquired Companies. A description of the terms of the Crisa Acquisition, and copies of the Crisa Purchase Agreement and certain ancillary agreements included as exhibits thereto, are described in, and attached as, exhibits to Amendment No. 1 to Libbey’s Current Report on Form 8-K/A filed with the Securities Exchange Commission on April 5, 2006, which is incorporated by reference herein. As a result of the closing of the Crisa Acquisition, Libbey’s indirect ownership interest in the Acquired Companies increased from 49%, which represented a non-controlling share in Crisa, to 100%.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangements of a Registrant.
ABL Facility
On June 16, 2006, Libbey Glass and Libbey Europe entered into the previously announced ABL Facility. The information provided in Item 1.01 under “ABL Facility” is incorporated by reference herein.
Floating Rate Senior Secured Notes
On June 16, 2006, Libbey Glass closed its previously announced private placement of the Senior Secured Notes. The information provided in Item 1.01 under “Floating Rate Senior Secured Notes” is incorporated by reference herein.

16% Senior Subordinated Secured Pay-in-Kind Notes and Warrants
On June 16, 2006, Libbey Glass closed its previously announced private placement of the PIK Notes. The information provided in Item 1.01 under “16% Senior Subordinated Secured Pay-in-Kind Notes and Warrants” is incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
16% Senior Subordinated Secured Pay-in-Kind Notes and Warrants
On June 16, 2006, Libbey closed its previously announced private placement of the Warrants. The information provided in Item 1.01 under “16% Senior Subordinated Secured Pay-in-Kind Notes and Warrants” is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
In a press release issued on June 16, 2006, Libbey announced the closing of the previously announced private placements of the Senior Secured Notes, the PIK Notes and the Warrants, the entry into the ABL Facility and the closing of the Crisa Acquisition and the Refinancing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
In a press release issued on June 21, 2006, Libbey announced certain details related to the Crisa Acquisition and the Refinancing, and provided outlook information for the second quarter of Libbey’s fiscal year ended December 31, 2006 and for Libbey’s fiscal year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
This information is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless Libbey specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, Libbey makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Exhibits
(a) Financial Statements of Businesses Acquired.
The following financial information of Vitrocrisa Holding, S. de R.L. de C.V. and Subsidiaries, Crisa Libbey, S.A. de C.V. and Crisa Industrial, L.L.C., (and the accompanying notes) is filed as Exhibit 99.3 to this Current Report on Form 8-K:
•	Audited combined balance sheets at December 31, 2005 and unaudited condensed combined balance sheets as of March 31, 2006;

•	Audited combined statements of operations for the year ended December 31, 2005 and unaudited condensed combined statements of operations for the three months ended March 31, 2006 and March 31, 2005;

•	Audited combined statements of changes in stockholders’ equity for the year ended December 31, 2005; and

•	Audited combined statements of cash flows for the year ended December 31, 2005 and unaudited condensed combined statements of cash flows for the three month periods ended March 31, 2006 and March 31, 2005.
The independent registered public accounting firm’s report related to the financial information set forth in this Item 9.01(a) is filed as Exhibit 23.1 to this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
The following unaudited pro forma consolidated and combined financial information is filed as Exhibit 99.4 to this Current Report on Form 8-K:
•	Unaudited pro forma consolidated and combined balance sheet as of March 31, 2006, giving effect to the Crisa Acquisition and the Refinancing as if they had occurred on March 31, 2006; and

•	Unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2005, the three months ended March 31, 2005 and March 31, 2006 and the twelve months ended March 31, 2006, giving effect to the Crisa Acquisition and the Refinancing as if they had occurred on January 1, 2005.
(d) Exhibits.

4.1	Credit Agreement, dated June 16, 2006, among Libbey Glass Inc. and Libbey Europe B.V., Libbey Inc., the other loan parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., J.P. Morgan Europe Limited, LaSalle Bank Midwest National Association, Wells Fargo Foothill, LLC, Fifth Third Bank, and J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger.

4.2	Indenture, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Floating Rate Senior Secured Note due 2011 (included in Exhibit 4.2).

4.4	Registration Rights Agreement, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and the Initial Purchasers named therein.

4.5	Indenture, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and Merrill Lynch PCG, Inc.

4.6	Form of 16% Senior Subordinated Secured Pay-in-Kind Note due 2011 (included in Exhibit 4.5).

4.7	Warrant, issued June 16, 2006.

4.8	Registration Rights Agreement, dated June 16, 2006, among Libbey Inc. and Merrill Lynch PCG, Inc.

4.9	Intercreditor Agreement, dated June 16, 2006, among Libbey Glass Inc., JPMorgan Chase Bank, N.A., The Bank of New York Trust Company, N.A., Merrill Lynch PCG, Inc. and the Loan Parties party thereto.

10.1	Transition Services Agreement, dated June 16, 2006, among Crisa Libbey S.A. de C.V., Vitrocrisa Holding, S. de R.L. de C.V., Vitrocrisa S. de R.L. de C.V., Vitrocrisa Comercial, S. de R.L. de C.V., Crisa Industrial, L.L.C. and Vitro S.A de C.V.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Text of Press Release dated June 16, 2006.

99.2	Text of Press Release dated June 21, 2006.

99.3	Financial statements of Vitrocrisa Holding, S. de R.L. de C.V. and Subsidiaries, Crisa Libbey, S.A. de C.V. and Crisa Industrial, L.L.C.

99.4	Unaudited Pro Forma Consolidated and Combined Financial Information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 21, 2006

LIBBEY INC.
By:	/s/ Scott M. Sellick
	Name:	Scott M. Sellick
	Title:	Vice President, Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description	Page No.

4.1	Credit Agreement, dated June 16, 2006, among Libbey Glass Inc. and Libbey Europe B.V., Libbey Inc., the other loan parties party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., J.P. Morgan Europe Limited, LaSalle Bank Midwest National Association, Wells Fargo Foothill, LLC, Fifth Third Bank, and J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger.

4.2	Indenture, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Floating Rate Senior Secured Note due 2011 (included in Exhibit 4.2).

4.4	Registration Rights Agreement, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and the Initial Purchasers named therein.

4.5	Indenture, dated June 16, 2006, among Libbey Glass Inc., Libbey Inc., the Subsidiary Guarantors party thereto and Merrill Lynch PCG, Inc.

4.6	Form of 16% Senior Subordinated Secured Pay-in-Kind Note due 2011 (included in Exhibit 4.5).

4.7	Warrant, issued June 16, 2006.

4.8	Registration Rights Agreement, dated June 16, 2006, among Libbey Inc. and Merrill Lynch PCG, Inc.

4.9	Intercreditor Agreement, dated June 16, 2006, among Libbey Glass Inc., JPMorgan Chase Bank, N.A., The Bank of New York Trust Company, N.A., Merrill Lynch PCG, Inc. and the Loan Parties party thereto.

10.1	Transition Services Agreement, dated June 16, 2006, among Crisa Libbey S.A. de C.V., Vitrocrisa Holding, S. de R.L. de C.V., Vitrocrisa S. de R.L. de C.V., Vitrocrisa Comercial, S. de R.L. de C.V., Crisa Industrial, L.L.C. and Vitro S.A de C.V.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Text of Press Release dated June 16, 2006.

99.2	Text of Press Release dated June 21, 2006.

99.3	Financial statements of Vitrocrisa Holding, S. de R.L. de C.V. and Subsidiaries, Crisa Libbey, S.A. de C.V. and Crisa Industrial, L.L.C.

99.4	Unaudited Pro Forma Consolidated and Combined Financial Information.